                                    EXHIBIT 99.1

                           BIGMAR, INC. AND SUBSIDIARIES

                                       INDEX

 Part I    FINANCIAL INFORMATION:

 Item 1    Financial Statements

           Consolidated Balance Sheets as of October 31, 1998 and
           December 31, 1997 (Unaudited)                                       2

           Consolidated Condensed Statement of Operations for the
           ten month period ended October 31, 1998 (Unaudited)                 3

           Consolidated Condensed Statement of Cash Flows for the
           ten months ended October 31, 1998 (Unaudited)                       4

           Consolidated Statement of Comprehensive Income (Loss) for
           the ten months ended October 31, 1998 (Unaudited)                   5

           Consolidated Statement of Changes in Stockholders' Equity
           for the ten months ended October 31, 1998 (Unaudited)               6

           Notes to the Consolidated Condensed Financial Statements
           (Unaudited)                                                         7

                          BIGMAR, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                                        October 31             December 31
                                                                                            1998                   1997
                                                                                       ------------           ------------
                                                                                        (Unaudited)
                                     ASSETS
Current assets:
     Cash and cash equivalents                                                         $    521,505           $    643,232
     Accounts receivable, net of allowance of $0 at
          October 31, 1998 and December 31, 1997                                            849,329                847,899
     Inventories                                                                          1,449,496                890,249
     Prepaid expenses and other current assets                                              271,763                432,234
                                                                                       ------------           ------------
          Total current assets                                                            3,092,093              2,813,614
Property, plant and equipment, net                                                       18,700,293             17,164,158
Intangible and other assets, net                                                            462,386                539,318
                                                                                       ------------           ------------
                              Total                                                    $ 22,254,772           $ 20,517,090
                                                                                       ------------           ------------
                                                                                       ------------           ------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                                     1,101,944              1,766,992
     Notes payable                                                                        1,700,172              2,318,644
     Current portion of long-term debt                                                      635,954                581,674
     Due to related parties                                                                  68,614                      -
     Accrued expenses and other current liabilities                                         966,632                630,713
                                                                                       ------------           ------------
          Total current liabilities                                                       4,473,316              5,298,023
Long-term debt                                                                           10,776,425             10,090,467
                                                                                       ------------           ------------
                    Total liabilities                                                    15,249,741             15,388,490
                                                                                       ------------           ------------

Stockholders' equity:
     Preferred stock ($.001 par value; 5,000,000 shares authorized;
          none issued)
     Commonstock ($.001 par value; 20,000,000 shares authorized and 8,027,308 shares issued and outstanding at October 31, 1998 and 15,000,000 shares authorized and 4,185,000 shares
          issued and outstanding at December 31, 1997)                                        8,027                  4,185
     Additional paid-in capital                                                          22,317,324             15,063,166
     Retained earnings (deficit)                                                        (14,526,294)            (9,012,630)
     Accumulated other comprehensive income:
          Foreign currency translation adjustments                                         (794,026)              (926,121)
                                                                                       ------------           ------------
                    Total stockholders' equity                                            7,005,031              5,128,600
                                                                                       ------------           ------------
                                   Total                                               $ 22,254,772           $ 20,517,090
                                                                                       ------------           ------------
                                                                                       ------------           ------------



          See accompanying notes to consolidated financial statements.

                          BIGMAR, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                FOR THE TEN MONTH PERIOD ENDING OCTOBER 31, 1998
                                   (Unaudited)





Net sales                                                        $ 5,337,744
Cost of goods sold                                                 3,850,582
                                                                 -----------
Gross margin                                                       1,487,162
                                                                 -----------

Operating expenses:
     Research and development                                      2,473,684
     Selling, general and administrative                           3,474,977
                                                                 -----------
               Total operating expenses                            5,948,661
                                                                 -----------

Operating income (loss)                                           (4,461,499)

Other income (expense)                                               122,159
Interest income (expense)                                           (908,300)
Issuance of preferred stock warrants for loan guarantee             (958,000)
Gain (loss) on foreign currency transactions                         691,976
                                                                 -----------

Income (loss) before income taxes                                 (5,513,664)

Income taxes (benefit):                                                    -

                                                                 -----------
Net income (loss)                                                $(5,513,664)
                                                                 -----------
                                                                 -----------

Basic earnings (loss) per share                                  $     (1.27)
                                                                 -----------
                                                                 -----------

Weighted average shares outstanding                                4,326,384
                                                                 -----------
                                                                 -----------


          See accompanying notes to consolidated financial statements.

                          BIGMAR, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                FOR THE TEN MONTH PERIOD ENDING OCTOBER 31, 1998
                                   (Unaudited)

Cash flows from operating activities:
      Net loss                                                                         $(5,513,664)
      Adjustments to reconcile net loss to net cash provided by (used in)
           operating activities:
                Issue stock warrants                                                       958,000
                Depreciation and amortization                                            1,464,131
                Unrealized foreign exchange gains                                         (692,563)
                Changes in operating assets and liabilities:
                     (Increase) decrease in accounts receivable                             61,710
                     (Increase) decrease in inventories                                   (448,916)
                     (Increase) decrease in prepaid expenses and other
                          current assets                                                   181,896
                     Increase (decrease) in accounts payable                              (740,650)
                     Increase (decrease) in due to related parties                          67,819
                     Increase (decrease) in accrued expenses and other
                          current liabilities                                              279,912
                                                                                       -----------
                          Net cash provided by (used in) operating activities           (4,382,325)
                                                                                       -----------
Cash flows from investing activities:
      Purchase of property, plant and equipment                                         (1,560,890)
      Increase in other assets                                                                   -
                                                                                       -----------
                          Net cash (used in) investing activities                       (1,560,890)
                                                                                       -----------
Cash flows from financing activities:
      Short-term borrowings                                                              4,909,787
      Net proceeds from issuance of equity securities                                    6,300,000
      Long-term borrowings                                                                 179,612
      Repayment of credit line                                                          (5,649,272)
                                                                                       -----------
                          Net cash provided by financing activities                      5,740,127
                                                                                       -----------
Effect of exchange rates on cash                                                            81,361
                                                                                       -----------
Net increase (decrease) in cash and cash equivalents                                      (121,727)
Cash and cash equivalents, beginning of period                                             643,232
                                                                                       -----------
Cash and cash equivalents, end of period                                               $   521,505
                                                                                       -----------
                                                                                       -----------

Supplemental disclosure of cash flow information:
      Cash paid during the period for:
           Interest                                                                    $   882,993
           Income taxes                                                                $         -

          See accompanying notes to consolidated financial statements

                          BIGMAR, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
                FOR THE TEN MONTH PERIOD ENDING OCTOBER 31, 1998
                                   (Unaudited)




Net income (loss)                                                             $ (5,513,664)

Other comprehensive income, net of tax:
       Foreign currency translation adjustments, net of
            income taxes of $0                                                     132,095
                                                                              ------------

Comprehensive income (loss)                                                   $ (5,381,569)
                                                                              ------------
                                                                              ------------




          See accompanying notes to consolidated financial statements.

                          BIGMAR, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (Unaudited)

                                            COMMON STOCK
                                     ------------------------     ADDITIONAL         RETAINED         CUMULATIVE
                                      NUMBER OF                     PAID-IN          EARNINGS        TRANSLATION
                                       SHARES          AMOUNT       CAPITAL         (DEFICIT)         ADJUSTMENT           TOTAL
                                       ------          ------       -------         ---------         ----------           -----
Balance--December 31, 1997            4,185,000       $ 4,185     $15,063,166     $  (9,012,630)      $ (926,121)      $ 5,128,600
Net (loss) through
       October 31, 1998                                                              (5,513,664)                        (5,513,664)
Translation adjustment                                                                                   132,095           132,095
Issue preferred stock
       warrants to Jericho II                                         958,000                                              958,000
Issuance of common stock
       to Banca del Gottardo            150,000           150         299,850                                              300,000
Issuance of common stock
       to Jericho II                  3,692,308         3,692       5,996,308                                            6,000,000
                                      ---------       -------     -----------     -------------       ----------       -----------
Balance--October 31, 1998             8,027,308       $ 8,027     $22,317,324     $ (14,526,294)      $ (794,026)      $ 7,005,031
                                      ---------       -------     -----------     -------------       ----------       -----------
                                      ---------       -------     -----------     -------------       ----------       -----------


           See accompanying notes to consolidated financial statements

                           BIGMAR, INC. AND SUBSIDIARIES

                NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(1)  BASIS OF PRESENTATION

Bigmar, Inc. is a Delaware Corporation that owns 100% of the capital stock of two Swiss Corporations, Bioren, SA and Bigmar Pharmaceuticals, SA, and 100% of the capital stock of a Delaware corporation, Bigmar Therapeutics, Inc.

In the opinion of management, the accompanying unaudited financial statements include all adjustments necessary to present fairly the Company's financial position at October 31, 1998 and December 31, 1997, and the results of operations, the cash flows, the comprehensive income and the changes in stockholders' equity for the ten months ended October 31, 1998. Certain amounts in the accompanying financial statements have been restated to conform to the October 31, 1998 presentation. The results of the interim periods are not necessarily indicative of the results to be obtained for the entire year.

For a summary of significant accounting policies (which have not changed from December 31, 1997) and additional financial information, see Bigmar Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. The 10-K should be read in conjunction with these financial statements.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. In June 1997, the Company completed construction on a pharmaceutical manufacturing plant in Barbengo, Switzerland. The Company has obtained a general approval to manufacture and market pharmaceutical products, with the exception of antibiotics, from the Intercantonal Office for the Control of Medications ("IKS") in Switzerland and is still in the process of validating the plant's equipment and processes for approval by the United States Food and Drug Administration ("FDA"). These activities have consumed a substantial amount of the Company's resources, including proceeds from its initial public offering, proceeds from an offshore placement of equity securities and issuance of convertible notes in August 1997, proceeds from its line of credit, and from its recent sales of common stock. In addition, sales of the Company's oncology products are dependent upon the successful outcome of these compliance activities, which are expected to continue into at least the first quarter of 1999. Based upon the foregoing, the Company does not anticipate the Bigmar manufacturing facility in Barbengo, Switzerland will produce sales in sufficient volume to generate positive cash flow during 1998. However, the Company anticipates that the terms of the existing $6.0 million line of credit, together with cash flow from operations, will be sufficient to fund its operations through the first quarter of 1999. As a result, the Company anticipates that it will require additional financing in order to complete the validation process and to continue to fund its operations. Management is discussing additional financing with a number of third parties, however, there is no assurance that such financing will be available on terms acceptable to the Company, if at all. In addition, there are no assurances that the Company will be able to manufacture its proposed products or that the Company's targeted customers will accept such products. These factors raise substantial doubt about the Company's ability to continue as a going concern. No adjustments have been made to reflect the recoverability or classification of recorded asset amounts or the classification of liabilities should the Company be unable to continue as a going concern.


(2)  COMMON STOCK ISSUED

On October 22, 1998, the Company issued 3,692,308 shares of common stock to Jericho II, L.L.C. ("Jericho") for $1.625 per share via a Stock Purchase Agreement dated October 20, 1998. Proceeds from the sale of shares totaled $6,000,000, and have been used to repay debt and to provide working capital. John G. Tramontana, Chairman of the Board, President and Chief Executive Officer of the Company, has a 50% ownership interest in Jericho.

Jericho owns beneficially 5,192,308 shares of Bigmar Common Stock. These shares include (i) a Common Stock Warrant for the purchase of 500,000 shares at a price of $5.00 per share, (ii) a Preferred Stock Warrant for the purchase of 1,000,000 shares at a price of $2.5625 per share, and (iii) 3,692,308 shares of Common Stock. In the aggregate, assuming exercise of the Warrants, Jericho may thus be deemed the beneficial owner of approximately 54.5% of the aggregate of (i) the 4,185,000 shares of Bigmar Common Stock outstanding on August 14, 1998 (as reported on Bigmar's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 1998) plus (ii) the 150,000 shares issued to Banca del Gottardo, plus (iii) the 1,500,000 shares issuable on exercise of the Warrants, plus (iv) the 3,692,308 shares acquired pursuant to the Stock Purchase Agreement dated October 20, 1998.


(3)  RECENTLY ISSUED ACCOUNTING PROUNCEMENTS

The Company has adopted Financial Accounting Standards Board Statement No. 130, "Reporting Comprehensive Income". FASB Concepts Statement No. 6 defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners."
Comprehensive income is comprised of net income plus other comprehensive income. Other comprehensive income includes items previously recorded directly in equity under FASB Statement No. 52, "Foreign Currency Translation", FASB Statement No. 80, "Accounting for Future Contracts", FASB Statement No. 87, "Employers' Accounting for Pensions", and FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities".

The Consolidated Balance Sheet has been restated to conform to the requirements of this Statement by replacing "Cumulative translation adjustment" with "Accumulated other comprehensive income" in the equity section. In addition, "Consolidated Statements of Comprehensive Income (Loss)" have been added to this report for the ten months ended October 31, 1998.

The Company has adopted Financial Accounting Standards Board Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information", issued in September 1997. Since this is the initial year of application, the Company has elected not to provide the interim period disclosures, as permitted by the Statement.

In February 1998, the Financial Accounting Standards Board issued Statement No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits". This Statement, which is effective for fiscal years beginning after December 15, 1997, amends the disclosure requirements of Statements 87, 88, and 106.
Adoption of this standard is not expected to have a material impact on the Company's financial statements or results of operations.

On September 16, 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", which is effective for fiscal years beginning after September 15, 1999. The Statement establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Adoption of this Statement is not expected to have a material impact on the Company's financial statements or results of operations.

                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 10, 1998

                              BIGMAR, INC.
                              ------------
                               REGISTRANT


                              By:  /s/ Michael K. Medors
                                   ------------------------------
                                   Michael K. Medors
                                   TREASURER
                                   (PRINCIPAL ACCOUNTING OFFICER)


                              By:  /s/ William R. Ash, III
                                   ------------------------------
                                   William R. Ash, III
                                   CHIEF FINANCIAL OFFICER
                                   (PRINCIPAL FINANCIAL OFFICER)